UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 443-1860

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Matinas BioPharma Holdings, Inc. (the “Company”) issued a press release providing a business update on each of its ongoing programs and discussing its strategic outlook for 2022. A copy of the press release is furnished as Exhibit 99. 1 hereto and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 25, 2022, the Company announced, among other things, that:

MAT2203 Program

●	it believes it may be in a position to submit a New Drug Application with the U.S. Food and Drug Administration (“FDA”) for its MAT2203 (oral amphotericin B) product candidate for the treatment of cryptococcal meningitis in late 2023, and anticipates a chemistry, manufacturing, and controls (CMC) meeting with the FDA in the first quarter of 2022;
●	it anticipates expanding the application of proprietary and differentiated intracellular delivery technology to complex nucleic acids internally and potentially in partnership with third parties during 2022;
●	additional analyses of final data from Cohort 2 of the Encochleated Oral Amphotericin for Cryptococcal Meningitis Trial (“EnACT”) of MAT2203 demonstrated (i) survival at Day 30 (early survival) of 98% in patients receiving MAT2203 vs. 88% in patients receiving IV Amphotericin B (“SOC”), and (ii) culture conversion (sterility) assessed at any time during the trial of 97% in patients receiving MAT2203 and 76% in patients receiving SOC;
●	the FDA expressed no concerns with any data generated to date related to the efficacy, safety, or tolerability of MAT2203 during a meeting in December 2021, requested additional confirmatory evidence for an indication for step-down therapy during induction treatment, and expressed openness to an expansion of EnACT to include a new Cohort 5 to run alongside the ongoing Cohort 4 in Uganda, increasing the number of clinical sites from two to five;
●	the Company is planning to meet with FDA in the second quarter of 2022 to finalize Cohort 5 design and discuss potential primary endpoint of 30-day survival;
●	the Company anticipates financial support of EnACT expansion by the National Institute of Health;
●	data from additional preclinical studies of MAT2203 for the treatment of invasive fungal infections, such as Candida auris and mucormycosis (black fungus), to position MAT2203 for label expansion, is expected in the second half of 2022;

LNC Platform Collaborations

●	an in vivo test of the Company’s LNC formulation of Gilead Science’s remdesivir (LNC-RDV) in a standard genetically modified mouse model of SARS-CoV-2 infection conducted by the National Institute of Allergy and Infectious Diseases (“NIAID”) and Department of Epidemiology at the University of North Carolina at Chapel Hill (“UNC”) demonstrated that orally administered LNC-RDV reduced viral titers and improved clinical parameters of body weight and congestion scores five days following infection, with effects similar to those seen with subcutaneous administered remdesivir, positioning LNC-RDV for further in vivo work to be conducted at UNC and supported by NIAID commencing in the first quarter of 2022, with data expected in the second half of 2022;
●	the Company’s collaboration with Genentech, which was extended through 2022, demonstrated the successful intracellular delivery of LNC-formulated small molecules and oligonucleotides, without accompanying toxicity, in completed in vitro studies. The Company anticipates data from a third program in 2022;

MAT2501 Program

●	a single ascending dose study of MAT2501 in healthy volunteers is ongoing with data expected later in the second quarter of 2022;
●	in the fourth quarter of 2021, the Cystic Fibrosis Foundation (“CFF”) provided an additional grant award in connection with ongoing preclinical work in support of MAT2501, bringing the total amount of CFF financial support for MAT2501 to over $4.5 million; and
●	long-term preclinical toxicology studies planned for 2022 and protocol design for Phase 2 in consultation with the CFF are ongoing, and Phase 2 trials of MAT2501 for the treatment of nontuberculous mycobacterial are expected to commence in 2023, pending additional financial support from the CFF.

Financial Outlook

●	the Company’s preliminary estimate of cash, cash equivalents and marketable securities at December 31, 2021, is approximately $49.9 million, subject to completion of the audit of the Company’s consolidated financial statements for the year ended December 31, 2021, compared to $58.7 million at December 31, 2020. This amount may differ from the amount that will be reflected in the Company’s audited 2021 financial statements. Additional information and disclosures are required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2021. Based on current projections, the Company believes that cash on hand is sufficient to fund planned operations through 2023.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the results of the EnACT study, the LNC platform delivery technology, the Company’s strategic focus and the future development of its product candidates, including MAT2203, MAT2501, the anticipated timing of regulatory submissions, the anticipated timing of clinical studies, the anticipated timing of regulatory interactions, the Company’s ability to identify and pursue development and partnership opportunities for its products or platform delivery technology on favorable terms, if at all, and the ability to obtain required regulatory approval and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements.

Forward-looking statements may be identified by the use of forward-looking expressions, including, but not limited to, “expects,” “anticipates,” “intends,” “plans,” “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; the Company’s ability to successfully complete research and further development and commercialization of its product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; the ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The Company’s product candidates are all in a development stage and are not available for sale or use.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: January 25, 2022	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

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